Exhibit 99.1

December 6, 2007 Fiscal 2008 Third Quarter Earnings

Cautionary Note Regarding Forward-Looking Statements This presentation contains certain "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934 and the U.S. Private Securities Litigation Reform Act of 1995, including statements relating to, among other things, (i) acquisition-related cost savings, (ii) future business plans, strategies and financial results, and (iii) growth opportunities. These forward-looking statements reflect Source Interlink's current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause future events, achievements or results to differ materially from those expressed by the forward-looking statements. Factors that could cause actual results to differ include: (i) adverse trends in advertising spending; (ii) interest rate volatility and the consequences of significantly increased debt obligations (iii) price volatility in fuel, paper and other raw materials used in our businesses; (iv) market acceptance of and continuing retail demand for physical copies of magazines, books, DVDs, CDs and other home entertainment products; (v) our ability to realize additional operating efficiencies, cost savings and other benefits from recent acquisitions, (iii) an evolving market for entertainment media, (vi) the ability to obtain product in sufficient quantities; (vii) adverse changes in general economic or market conditions; (viii) the ability to attract and retain employees; (ix) intense competition in the marketplace and (x) other events and other important factors disclosed previously and from time to time in Source Interlink's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K filed with the Securities and Exchange Commission on April 25, 2007. We do not intend to, and disclaim any duty or obligation to, update or revise any forward-looking statements or industry information set forth in this presentation to reflect new information, future events or otherwise. USE OF NON-GAAP FINANCIAL MEASURES We use both generally accepted accounting principles (GAAP), and non-GAAP or adjusted financial measures to evaluate and report the results of our business. A reconciliation of the non-GAAP financial measures to the comparable GAAP financial measure is available on the home page of our website at www.sourceinterlink.com by selecting “Reconciliation of Non-GAAP Financial Measures.” Non-GAAP financial measures should be viewed as supplements to — not substitutes for —results of operations presented on the basis of accounting principles generally accepted in the United States.  We believe that non-GAAP financial measures are used by and is useful to investors and other users of our financial statements in evaluating our operating performance because it provides them with an additional tool to evaluate our performance without regard to items such as special items and amortization expense, which can vary substantially from company to company depending upon accounting methods and book value of assets, capital structure and the method by which assets were acquired.  Our management uses non-GAAP financial measures to assist in comparing operating performance from period to period on a consistent basis; for planning and forecasting overall expectations and for evaluating actual results against such expectations; and in communications with the board of directors, stockholders, analysts and investors concerning our financial performance.

Fiscal 2008 3Q Conference Call Agenda Mike Duckworth, Chairman Marc Fierman, Chief Financial Officer Q&A Mike Duckworth – Chairman Alan Tuchman – Co-CEO Steve Parr – President, Source Interlink Media Marc Fierman – Chief Financial Officer

Overview Strong third quarter sales Results are ahead of last year and on track with fiscal 2008 plan Gaining market share in distribution businesses Making significant progress with SIM integration Demonstrating benefits of cost saving initiatives Reiterate outlook for fiscal 2008

Financial Highlights from Continuing Operations Performance in line with previously issued guidance Numbers in millions, except EPS Three Months Ended Nine Months Ended 10/31/07 10/31/07 Adjusted Revenue $640.1 $1,549.7 Adjusted EBITDA $52.5 $82.4 Adjusted Income from Continuing Operations $12.6 $22.5 Adjusted EPS $0.24 $0.43

Segment Review: Magazine Fulfillment Revenue up 8.6% despite volatility at the newsstand Stronger single copy sales Continued consolidation Benefited from cost-reduction initiatives Opened McCook distribution center Expanded footprint Walgreens in Northern CA, Safeway in AZ, and Paradies in Detroit Adding books to distribution business with Kroger Exclusive magazine distribution to Borders stores September 1st

Segment Review: DVD/CD Fulfillment 3Q sales increase 11.9% over same period last year YTD DVD sales increased approximately 16.1% - continue to outperform the industry YTD CD sales declined approximately 5.9% - reflect soft market and seasonality but significantly better than industry Benefiting from new DVD title releases concentrated in holiday selling season Driven by blockbuster movie releases and high selling TV series packages Early indications support strong Q4; holiday season off to positive start Source/Alliance continues to gain market share Circuit City relationship expanded effective August 2007; shipping CDs and servicing DVDs and games for 654 locations nationwide

 First time SIM division is included in consolidated financial results 3Q revenue of $133.9 million; EBITDA up 9% to $30.0 million Online and licensing grew in excess of 30% Benefiting from tactical initiatives Draw reduction Strategic relaunches Investment in digital platform Segment Review: Source Interlink Media

Fiscal 2008 Full Year Guidance Revenue: $2.1 billion to $2.2 billion Adjusted EBITDA*: $128 million to $135 million $80 million to $85 million from “legacy” Source $43 million to $45 million from SIM Including synergies, SIM FY08 EBITDA of $48 million to $50 million Proforma Annualized Adjusted EBITDA*: $207 million to $214 million $66 million from 6-months of SIM prior to acquisition Includes full year synergies of $18 million * From continuing operations.

Summary Results ahead of prior year and on track with fiscal 2008 plan Diversified revenue and earnings stream Strong free cash flow generation Benefiting from cost savings initiatives Established platform for growth

Financial Presentation Third quarter results include Source Interlink Media (previously Enthusiast Media) which was acquired on August 1 Results adjusted to reflect sale of wood manufacturing business on April 30 Results from continuing operations presented on both GAAP and adjusted basis Refer to “Reconciliation of Non-GAAP Financial Measures” at www.sourceinterlink.com

Income from Continuing Operations (GAAP) Numbers in millions, except EPS 10/31/07 10/31/06 10/31/07 10/31/06 Income from Continuing Operations: ($4.5) $4.3 $1.2 $10.4 EPS: ($0.09) $0.08 $0.02 $0.20 Three Months Ended Nine Months Ended

Adjusted Consolidated Results From Continuing Operations Numbers in millions, except EPS 10/31/07 10/31/06 10/31/07 10/31/06 Net Revenue: $640.1 $467.9 $1,549.7 $1,349.1 Gross Profit: $204.1 $103.8 $397.1 $286.9 Gross Profit Margin: 31.9% 22.2% 25.6% 21.3% Operating Income: $45.9 $16.4 $68.5 $38.6 Operating Margin: 7.2% 3.5% 4.4% 2.9% Income from Continuing Operations: $12.6 $7.7 $22.5 $18.8 EPS: $0.24 $0.15 $0.43 $0.35 EBITDA: $52.5 $19.8 $82.4 $48.4 Three Months Ended Nine Months Ended

Segment Review – Adjusted Revenue Numbers in millions 10/31/07 10/31/06 10/31/07 10/31/06 Magazine Fulfillment $241.4 $222.2 $703.8 $640.5 DVD/CD Fulfillment 261.1 233.3 687.1 672.1 Media 133.9 0.0 133.9 0.0 In-Store Services 11.7 12.4 32.9 36.5 Eliminations (8.0) 0.0 (8.0) 0.0 Total (as reported) $640.1 $467.9 $1,549.7 $1,349.1 PEM $0.0 $135.2 $278.2 $401.3 Adjusted Pro forma $640.1 $603.1 $1,827.9 $1,750.4 Three Months Ended Nine Months Ended

Segment Review – Adjusted EBITDA Numbers in millions 10/31/07 10/31/06 10/31/07 10/31/06 Magazine Fulfillment $9.5 $6.1 $23.4 $15.7 DVD/CD Fulfillment 13.5 13.6 32.1 35.0 Media 30.0 0.0 30.0 0.0 In-Store Services 3.5 4.1 8.3 10.5 Eliminations (3.9) (4.0) (11.4) (12.7) Total (as reported) $52.5 $19.8 $82.4 $48.5 SIM $0.0 $27.5 $0.0 $81.0 Adjusted Pro forma $52.5 $47.3 $82.4 $129.5 Free Cash Flow $30.7 ($1.1) $42.7 ($50.3) Adjusted Interest Exp. $33.0 $3.5 $39.2 $8.5

Balance Sheet Highlights Cash on Hand: $33.0 Revolving Bank Debt $0.0 Debt: $1,378.5 Average Revolver Balance During Quarter: $1.6 Average Cash Balance During Quarter: $41.1 Stockholders Equity: $442.4 Balance Sheet as of 10/31/07 (in millions)

Fiscal 2008 Full Year Guidance Revenue: $2.1 billion to $2.2 billion Adjusted EBITDA*: $128 million to $135 million Guidance considerations: SIM results included as of 8/1/07 Excludes $9.3 million bridge loan fee, which is amortized under GAAP Excludes non-capitalized M&A expenses and integration costs $30 million to $35 million inter-company sales and related costs will be eliminated between SIM and magazine distribution segments Purchase accounting treatment for SIM substantially completed in Q3 Free cash flow of approximately $37-42 million Adjusted (cash) tax rate of approximately 3% 53 million shares outstanding * From continuing operations.